DISSOLVED 06/ 4/8130

I CERTIFY THIS IS A COPY OF A DOCUMENT FILED ON

AUG 2 8 2008

RON TOWNSHEND
REGISTRAR OF COMPANIES
PROVINCE OF BRITISH COLUMBIA

BRITISH COLUMBIA

PARTNERSHIP ACT

(Section 69)

NOTICE OF WINDING-UP OF LIMITED PARTNERSHIP

TO: Registrar of Companies
2nd Floor, Waddington Building
940 Blanshard Street
Victoria, British Columbia V8W 3E6

Notice is hereby given pursuant to Section 69 of the *Partnership Act* (British Columbia) that **Patch Oilsands Limited Partnership**, a limited partnership formed by Certificate of Limited Partnership dated February 3, 2006 and filed with the Registrar of Companies on February 3, 2006 under number BC0747589, has been wound-up effective June 15, 2008, and that the Certificate of Limited Partnership of **Patch Oilsands Limited Partnership** is cancelled.

DATED June 16, 2008.

Patch Oilsands Limited Partnership
by its general partner Patch Oilsands ~~Inc.~~ Ltd. TK

Per: ______________________
Authorized Signatory

LP - Notice of Winding-Up of Limited Partnership.DOC
2014932.3